U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                               AMENDMENT No. 1 TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                                November 24, 1998
                                -----------------
                Date of Report (Date of earliest event reported)

                                 MIM CORPORATION
                                 ---------------
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                     0-28740                  05-0489664
        --------                     -------                  ----------
(State of Organization)      (Commission File Number)       (IRS Employer
                                                          Identification No.)

                               100 Clearbrook Road
                            Elmsford, New York 10523
                            ------------------------
         (Address of Registrant's Principal Executive Office) (Zip Code)

                                 (914) 460-1600
                                 --------------
              (Registrant's telephone number, including area code)

MIM Corporation's Current Report on Form 8-K dated November 24, 1998 and filed with the Securities and Exchange Commission on December 4, 1998 (the "Form 8-K") is hereby amended as follows:

Exhibit 4.1 to the Form 8-K, the Rights Agreement ("Rights Agreement"), dated as of November 24, 1998, between MIM Corporation and American Stock Transfer and Trust Company, as Rights Agent, is amended and restated in its entirety in the form filed herewith as Exhibit 4.1. The only change made to the Rights Agreement was to correct a typographical error on page 3 in the definition of "Final Expiration Date."

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MIM CORPORATION


                                    By: /s/ Barry A. Posner
                                        ----------------------------------------
                                        Barry A. Posner
                                        Vice President and General Counsel

Date: December 11, 1998

                                  EXHIBIT INDEX

Exhibit Number    Exhibit
--------------    -------

4.1 Rights Agreement, dated as of November 24, 1998, between MIM Corporation and American Stock Transfer and Trust Company, as Rights Agent.